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                                                                    EXHIBIT 23.1

                     CONSENT OF PRICEWATERHOUSECOOPERS LLP,
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 10, 2005 relating to the consolidated financial statements and financial statement schedule of American Reprographics Holdings L.L.C., which appears in the American Reprographics Company's Registration Statement on Form S-1 (No. 333-119788).

                                              /s/ PricewaterhouseCoopers LLP

Los Angeles, California
February 8, 2005